                                                                   Exhibit 10.25

                                                                  EXECUTION COPY

                       THIRD AMENDMENT TO CREDIT AGREEMENT

            THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of February 2, 2004 (this "Amendment"), with respect to that certain Credit Agreement, dated as of May 6, 2003 (as amended, the "Credit Agreement"), among Kmart Corporation, a Michigan corporation ("Borrower"), the other Credit Parties (as defined therein) signatory thereto, the lenders from time to time signatory thereto (each a "Lender" and collectively, "Lenders") and General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, Borrower, the other Credit Parties, Lenders and Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Credit Parties have requested that the Lenders amend the Credit Agreement to permit the Credit Parties to, among other things, maintain Marketable Securities in Excluded Accounts;

            WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

            2. Amendments to Credit Agreement.

            (a) Section 6.2(d) of the Credit Agreement shall be deleted in it its entirety and the following shall be substituted in lieu thereof:

                  "(d) Cash, Cash Equivalents and Marketable Securities;
            provided, that any cash and Cash Equivalents, other than Store Cash, must be (i) maintained in a Concentration Account or Excluded Account, as applicable or (ii) otherwise invested in accordance with this Section 6.2; provided, further, that Marketable Securities must
            (i) be maintained in an Investment Account covered by an Investment Account Control Agreement otherwise be subject to a first-priority, perfected security interest in favor of Administrative Agent, (ii) be maintained in an Excluded Account or (iii) be held in connection with or as a result of Investments permitted to be made pursuant to clause (l) below;"

            (b) Section 6.2(l) of the Credit Agreement shall be amended to (i) delete clause (i) thereof in its entirety and (ii) insert the following new clause (i) in lieu thereof:

                  "(i) make deposits consisting of cash, Cash Equivalents and
            Marketable Securities with finance companies, suppliers, insurers, vendors and other third parties that provide goods or services to the Credit Parties or their vendors and suppliers in the ordinary course of business and"

            (c) Section 6.7 of the Credit Agreement shall be amended to (i) delete the phrase "Liens constituting deposits permitted pursuant to
      Section 6.2(l)" in the first sentence thereof and (ii) insert the following new phrase in lieu thereof:

                  "Liens constituting or arising as a result of deposits
            permitted pursuant to Section 6.2(l)".

            (d) Annex A to the Credit Agreement shall be amended to (i) delete the definition of "Cash on Hand" in its entirety and (ii) substitute the following in lieu thereof:

                  "'Cash on Hand' means, as of any date of determination, the amount of unrestricted cash (including Store Cash) and Cash Equivalents and the fair market value of unrestricted Marketable Securities on a mark-to-market basis for such date maintained by Borrower and its Subsidiaries in a Depository Account, the Concentration Accounts, an Investment Account or an Excluded Account as of such date."

            3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, the Credit Parties hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            4. Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the "Third Amendment Effective Date"):

            (a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by each Credit Party and Majority Lenders; and

            (b) Administrative Agent shall have executed the Second Amendment to the Security Agreement attached hereto as Exhibit A and shall have received counterparts thereof, duly executed and delivered by each Credit Party.

            5. Amendment to Security Agreement. By their execution hereof, Lenders hereby agree to the amendment of the Security Agreement in the form attached hereto as Exhibit A.

            6. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

            7. Acknowledgement and Consent. Each Credit Party by their execution of this Amendment hereby:

            (a) acknowledges and consents to this Amendment; and

            (b) ratifies and confirms that all guaranties, assurances, obligations and liens under the Loan Documents are not released, diminished, impaired, reduced or otherwise adversely affected and agrees that the execution, delivery and performance of this Amendment shall not in any way affect such Person's obligations under any Loan Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim whatsoever.

            8. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            9. Expenses. Borrower agrees to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

            10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            11. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and its successors and assigns, and upon Administrative Agent and the Lenders and their respective successors and assigns.

            13. Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrower that would require an amendment, waiver or consent of Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

            14. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                    KMART CORPORATION,
                                    as a Borrower

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    KMART HOLDING CORPORATION
                                    KMART MANAGEMENT CORPORATION
                                    BIG BEAVER DEVELOPMENT CORPORATION
                                    BIG BEAVER OF FLORIDA DEVELOPMENT, LLC
                                    BIG BEAVER OF GUAYNABO
                                    BLUELIGHT.COM, INC.
                                    BLUELIGHT.COM LLC
                                    KBL HOLDING INC.
                                    KMART CORPORATION OF ILLINOIS, INC.
                                    KMART EXPRESS LLC,
                                    KMART INTERNATIONAL SERVICES, INC.
                                    KMART OF FLORIDA LLC
                                    KMART STORES OF ILLINOIS LLC
                                    KMART OF MICHIGAN, INC.
                                    KMART OF NORTH CAROLINA LLC
                                    KMART OF NY HOLDINGS, INC.
                                    KMART OF OHIO LLC
                                    KMART STORES OF TEXAS LLC
                                    KMART OF WASHINGTON LLC
                                    KMART OVERSEAS CORPORATION
                                    KMART STORES OF INDIANA, INC.
                                    KMART STORES OF TNCP, INC.
                                    MEDIA MOMENTUM, INC.
                                    STI MERCHANDISING, INC.,
                                    as Credit Parties

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    TROY COOLIDGE NO. 1, LLC
                                    TROY COOLIDGE NO. 2, LLC
                                    TROY COOLIDGE NO. 3, LLC
                                    TROY COOLIDGE NO. 4, LLC
                                    TROY COOLIDGE NO. 5, LLC
                                    TROY COOLIDGE NO. 6, LLC
                                    TROY COOLIDGE NO. 7, LLC
                                    TROY COOLIDGE NO. 8, LLC
                                    TROY COOLIDGE NO. 9, LLC
                                    TROY COOLIDGE NO. 10, LLC
                                    TROY COOLIDGE NO. 11, LLC
                                    TROY COOLIDGE NO. 12, LLC
                                    TROY COOLIDGE NO. 13, LLC
                                    TROY COOLIDGE NO. 14, LLC
                                    TROY COOLIDGE NO. 15, LLC
                                    TROY COOLIDGE NO. 16, LLC
                                    TROY COOLIDGE NO. 17, LLC
                                    TROY COOLIDGE NO. 18, LLC
                                    TROY COOLIDGE NO. 19, LLC
                                    TROY COOLIDGE NO. 20, LLC
                                    TROY COOLIDGE NO. 21, LLC
                                    TROY COOLIDGE NO. 22, LLC
                                    TROY COOLIDGE NO. 23, LLC
                                    TROY COOLIDGE NO. 24, LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    KLC INC.,
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    KMART OF INDIANA
                                    KMART OF PENNSYLVANIA LP
                                    KMART OF TEXAS L.P.
                                    THE COOLIDGE GROUP LLC,
                                    as Credit Parties

                                    By:   KMART CORPORATION, its sole member,
                                          partner or general partner, as
                                          applicable

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    KMART TRINIDAD, INC.
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    MARIN ACCESS LLC,
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    GENERAL ELECTRIC CAPITAL CORPORATION, as
                                    Administrative Agent and a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    FLEET RETAIL FINANCE, INC.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    BANK OF AMERICA BUSINESS CREDIT,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    GMAC COMMERCIAL FINANCE LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    WELLS FARGO FOOTHILL LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    BANK ONE, NA,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    THE CIT GROUP - RETAIL FINANCE GROUP,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    CONGRESS FINANCIAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    MERRILL LYNCH CAPITAL,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    PB CAPITAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    TEXTRON FINANCIAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    UPS CAPITAL CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    AMSOUTH BANK,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    RZB FINANCE LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    WHITEHALL BUSINESS CREDIT CORPORATION,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    THE PROVIDENT BANK,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    SENIOR DEBT PORTFOLIO,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    GRAYSON & CO.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE SENIOR INCOME TRUST,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE CDO III, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    EATON VANCE CDO IV, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    COSTANTINUS EATON VANCE DCO V, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    KZH ING-2 LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    KZH CYPRESS TREE-1 LCC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    KZH STERLING LLC,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    AMERICAN EXPRESS CERTIFICATE COMPANY,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    IDS LIFE INSURANCE COMPANY,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    LONGACRE MASTER FUND, LTD.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    THE FOOTHILL GROUP, INC.,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    CITIGROUP INVESTMENTS CORPORATE LOAN FUND,
                                    INC., as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    UBS AG, STAMFORD BRANCH,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

             [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    EXHIBIT A

                     SECOND AMENDMENT TO SECURITY AGREEMENT

            SECOND AMENDMENT TO SECURITY AGREEMENT, dated as of February 2, 2004 (this "Amendment"), with respect to that certain Security Agreement, dated as of May 6, 2003 (as amended prior to the date hereof, the "Security Agreement"), among Kmart Corporation, a Michigan corporation ("Borrower"), the other Grantors (as defined therein) signatory thereto and General Electric Capital Corporation, a Delaware corporation ("GE Capital"), individually and in its capacity as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, Borrower, the other Credit Parties, Lenders and Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Credit Parties have requested that the Lenders agree to amend the Credit Agreement to permit the Credit Parties to, among other things, maintain Marketable Securities in Excluded Accounts;

            WHEREAS, in order to induce Lenders to agree to such amendments to the Credit Agreement, Grantors have agreed to amend the Security Agreement;

            WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

            2. Amendments to Security Agreement. Section 2 of the Security Agreement shall be amended to (i) delete clause (xii) in its entirety and (ii) substitute in lieu thereof the following:

                  "(xii) Marketable Securities (other than Marketable Securities
            (a) maintained in Excluded Accounts or (b) held by third parties in connection with or as a result of Investments permitted to be made pursuant to Section 6.2(l) of the Credit Agreement); and"

            3. Representations and Warranties. In order to induce Administrative Agent to enter into this Amendment, Grantors hereby represent and warrant to

Administrative Agent and Lenders that the representations and warranties of Grantors contained in the Security Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            4. Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the "Second Amendment Effective Date"):

            (a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by each Grantor; and

            (b) Administrative Agent shall have executed the Third Amendment to the Credit Agreement referred to in the recitals to this Amendment and shall have received counterparts thereof, duly executed and delivered by each Credit Party and Majority Lenders.

            5. Reference to Security Agreement. Upon the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Security Agreement, as modified and amended by this Amendment.

            6. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            7. Expenses. Borrower agrees to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

            8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and its successors and assigns, and upon Administrative Agent and the Lenders and their respective successors and assigns.

            11. Continuing Effect. Except as expressly amended hereby, the Security Agreement, as amended by this Amendment, and the security interests granted thereunder, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Security Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrower that would require an amendment, waiver or consent of Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Security Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Security Agreement as amended by this Amendment.

            12. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                    KMART CORPORATION,
                                    as a Borrower

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]

                                    KMART HOLDING CORPORATION
                                    KMART MANAGEMENT CORPORATION
                                    BIG BEAVER DEVELOPMENT CORPORATION
                                    BIG BEAVER OF FLORIDA DEVELOPMENT, LLC
                                    BIG BEAVER OF GUAYNABO
                                    BLUELIGHT.COM, INC.
                                    BLUELIGHT.COM LLC
                                    KBL HOLDING INC.
                                    KMART CORPORATION OF ILLINOIS, INC.
                                    KMART EXPRESS LLC,
                                    KMART INTERNATIONAL SERVICES, INC.
                                    KMART OF FLORIDA LLC
                                    KMART STORES OF ILLINOIS LLC
                                    KMART OF MICHIGAN, INC.
                                    KMART OF NORTH CAROLINA LLC
                                    KMART OF NY HOLDINGS, INC.
                                    KMART OF OHIO LLC
                                    KMART STORES OF TEXAS LLC
                                    KMART OF WASHINGTON LLC
                                    KMART OVERSEAS CORPORATION
                                    KMART STORES OF INDIANA, INC.
                                    KMART STORES OF TNCP, INC.
                                    MEDIA MOMENTUM, INC.
                                    STI MERCHANDISING, INC.,
                                    as Credit Parties

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]

                                    TROY COOLIDGE NO. 1, LLC
                                    TROY COOLIDGE NO. 2, LLC
                                    TROY COOLIDGE NO. 3, LLC
                                    TROY COOLIDGE NO. 4, LLC
                                    TROY COOLIDGE NO. 5, LLC
                                    TROY COOLIDGE NO. 6, LLC
                                    TROY COOLIDGE NO. 7, LLC
                                    TROY COOLIDGE NO. 8, LLC
                                    TROY COOLIDGE NO. 9, LLC
                                    TROY COOLIDGE NO. 10, LLC
                                    TROY COOLIDGE NO. 11, LLC
                                    TROY COOLIDGE NO. 12, LLC
                                    TROY COOLIDGE NO. 13, LLC
                                    TROY COOLIDGE NO. 14, LLC
                                    TROY COOLIDGE NO. 15, LLC
                                    TROY COOLIDGE NO. 16, LLC
                                    TROY COOLIDGE NO. 17, LLC
                                    TROY COOLIDGE NO. 18, LLC
                                    TROY COOLIDGE NO. 19, LLC
                                    TROY COOLIDGE NO. 20, LLC
                                    TROY COOLIDGE NO. 21, LLC
                                    TROY COOLIDGE NO. 22, LLC
                                    TROY COOLIDGE NO. 23, LLC
                                    TROY COOLIDGE NO. 24, LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]

                                    KLC INC.,
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]

                                    KMART OF INDIANA
                                    KMART OF PENNSYLVANIA LP
                                    KMART OF TEXAS L.P.
                                    THE COOLIDGE GROUP LLC,
                                    as Credit Parties

                                    By:   KMART CORPORATION, its sole member,
                                          partner or general partner, as
                                          applicable

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                  ------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]

                                    KMART TRINIDAD, INC.
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]

                                    MARIN ACCESS LLC,
                                    as a Credit Party

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]

                                    GENERAL ELECTRIC CAPITAL CORPORATION, as
                                    Administrative Agent and a Lender

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

           [SIGNATURE PAGE TO SECOND AMENDMENT TO SECURITY AGREEMENT]